PENNYMAC MORTGAGE INVESTMENT TRUST 3Q21 EARNINGS REPORT November 2021

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding the future impact of the COVID-19 pandemic of our business; future loan originations, servicing and production; future loan delinquencies, forbearances and servicing advances; future investment strategies; and other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: our exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, man-made or natural disasters, climate change and pandemics such as COVID-19; the impact to our CRT agreements of increased borrower requests for forbearance under the CARES Act; changes in interest rates; changes in the Company’s investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject it to additional risks; volatility in the Company’s industry, the debt or equity markets, the general economy or the real estate finance and real estate markets; events or circumstances which undermine confidence in the financial and housing markets or otherwise have a broad impact on financial and housing markets, such as the sudden instability or collapse of large depository institutions or other significant corporations, terrorist attacks, natural or manmade disasters, or threatened or actual armed conflicts; changes in general business, economic, market, employment and domestic and international political conditions, or in consumer confidence and spending habits from those expected; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in mortgage loans and mortgage-related assets that satisfy the Company’s investment objectives; the inherent difficulty in winning bids to acquire mortgage loans, and the Company’s success in doing so; the concentration of credit risks to which the Company is exposed; the degree and nature of the Company’s competition; the Company’s dependence on its manager and servicer, potential conflicts of interest with such entities and their affiliates, and the performance of such entities; changes in personnel and lack of availability of qualified personnel at its manager, servicer or their affiliates; the availability, terms and deployment of short-term and long-term capital; the adequacy of the Company’s cash reserves and working capital; the Company’s ability to maintain the desired relationship between its financing and the interest rates and maturities of its assets; the timing and amount of cash flows, if any, from the Company’s investments; our substantial amount of indebtedness; the performance, financial condition and liquidity of borrowers; the ability of the Company’s servicer, which also provides the Company with fulfillment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of the Company’s customers and counterparties; the Company’s indemnification and repurchase obligations in connection with mortgage loans it purchases and later sells or securitizes; the quality and enforceability of the collateral documentation evidencing the Company’s ownership and rights in the assets in which it invests; increased rates of delinquency, default and/or decreased recovery rates on the Company’s investments; the performance of mortgage loans underlying mortgage-backed securities in which the Company retains credit risk; the Company’s ability to foreclose on its investments in a timely manner or at all; increased prepayments of the mortgages and other loans underlying the Company’s mortgage-backed securities or relating to the Company’s mortgage servicing rights and other investments; the degree to which the Company’s hedging strategies may or may not protect it from interest rate volatility; the effect of the accuracy of or changes in the estimates the Company makes about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon the Company’s financial condition and results of operations; the Company’s ability to maintain appropriate internal control over financial reporting; technologies for loans and the Company’s ability to mitigate security risks and cyber intrusions; the Company’s ability to obtain and/or maintain licenses and other approvals in those jurisdictions where required to conduct its business; the Company’s ability to detect misconduct and fraud; the Company’s ability to comply with various federal, state and local laws and regulations that govern its business; developments in the secondary markets for the Company’s mortgage loan products; legislative and regulatory changes that impact the mortgage loan industry or housing market; changes in regulations or the occurrence of other events that impact the business, operations or prospects of government agencies such as the Government National Mortgage Association, the Federal Housing Administration or the Veterans Administration, the U.S. Department of Agriculture, or government-sponsored entities such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, or such changes that increase the cost of doing business with such entities; the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations and regulatory agencies, and any other legislative and regulatory changes that impact the business, operations or governance of mortgage lenders and/or publicly-traded companies; the Consumer Financial Protection Bureau and its issued and future rules and the enforcement thereof; changes in government support of homeownership; changes in government or government-sponsored home affordability programs; limitations imposed on the Company’s business and its ability to satisfy complex rules for it to qualify as a REIT for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of the Company’s subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes, as applicable, and the Company’s ability and the ability of its subsidiaries to operate effectively within the limitations imposed by these rules; changes in governmental regulations, accounting treatment, tax rates and similar matters (including changes to laws governing the taxation of REITs, or the exclusions from registration as an investment company); the Company’s ability to make distributions to its shareholders in the future; the Company’s failure to deal appropriately with issues that may give rise to reputational risk; and the Company’s organizational structure and certain requirements in its charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only. FORWARD-LOOKING STATEMENTS

THIRD QUARTER HIGHLIGHTS Net loss attributable to common shareholders of $43.9 million; diluted earnings per common share of $(0.45) Segment pretax results: Credit Sensitive Strategies: $60.7 million; Interest Rate Sensitive Strategies: $(116.8) million; Correspondent Production: $27.8 million; Corporate: $(12.3) million Strong performance of government-sponsored enterprise (GSE) credit risk transfer (CRT) investments and correspondent production segment results The fair value of mortgage servicing rights (MSRs) was significantly impacted by the FHFA’s elimination of the Adverse Market Refinance Fee, as noted in our 2Q21 financial reports, as well as elevated prepayment speeds; PMT also incurred losses on interest rate hedges and Agency mortgage-backed securities (MBS) as interest rates increased Dividend of $0.47 per common share, declared on September 21, 2021 and paid on October 28, 2021 Book value per common share decreased to $19.79 from $20.77 at June 30, 2021(1) Raised $250 million from a sale of 10 million preferred shares in a public equity offering Investment activity driven by strong correspondent production volumes Conventional correspondent loan production volumes of $28.6 billion in unpaid principal balance (UPB), down 6% from 2Q21 and up 5% from 3Q20 Added $425 million in new MSRs Purchased subordinated securities from two securitizations of Agency-eligible investor loans(2) totaling $548 million in UPB, sourced organically from PMT’s conventional correspondent production volumes Notable activity after quarter-end: Retained mortgage securities from PMT’s inaugural securitization of investor loans totaling $414 million in UPB; in aggregate, at the end of October, the fair value of PMT’s investor loan investments was approximately $60 million (1) As described in Note 2 of PMT’s Quarterly Report on form 10-Q for the quarter ended September 30, 2021, a recent accounting change requires that beginning in 2022, the portion of PMT’s senior notes that are exchangeable for PMT common shares of beneficial interest originally allocated to additional paid-in capital will be reclassified to the carrying value of the exchangeable notes. Giving effect to this change on the pro forma basis, PMT’s book value as of 9/30/21 would have been $19.40. (2) On August 13 and September 29, 2021, PMT purchased mortgage securities backed by conventional investor loans included in transactions sponsored by Citigroup Global Markets Realty Corp.

PMT IS FOCUSED ON UNIQUE INVESTMENT STRATEGIES IN THREE SEGMENTS Leading producer of conventional conforming mortgage loans Consistent gains in market share over PMT’s 12-year history driven by operational excellence and high service levels Provides unique ability to produce investment assets organically Investments in credit risk on PMT’s high-quality loan production Approximately $35 billion in UPB of loans underlying PMT’s front-end GSE CRT investments at September 30, 2021 Actively growing investments in private label securitizations Exploring opportunities for new lender risk share agreements with the GSEs MSR investments created through the securitization of conventional correspondent loan production Hedged with Agency MBS and interest rate derivatives Strong track record and discipline in hedging interest rate risk Correspondent Production Interest Rate Sensitive Strategies Credit Sensitive Strategies

PMT IS WELL-POSITIONED FOR A CHANGING MORTGAGE MARKET ORGANIC ASSET CREATION IS A COMPETITIVE ADVANTAGE Strong balance sheet combined with robust capital management processes Best-in-class management team Strong track record of delivering attractive returns Expertise necessary to support new products Increased stability of MSR returns as prepayments decline Trends indicate continued growth in purchase loan activity, where PMT is over-indexed relative to the industry More competitive margin environment expected to result in increased servicing-released whole loan sales from correspondent sellers to large, well-capitalized aggregators

ORIGINATION MARKET REMAINS HISTORICALLY LARGE Despite the increase in recent weeks, interest rates continue to be historically low and remain consistent with the projections of leading economists Economic forecasts for 2022 total originations average $3.0 trillion, a large market by historical standards, supported by a purchase origination market expected to total a record $2.0 trillion PennyMac has historically over-indexed the purchase money market and is well-positioned as the largest producer of purchase-money loans in the U.S.(4) ($ in trillions) (2) (3) U.S. Mortgage Origination Market(1) Mortgage Rates Remain Historically Low (1) Actual originations: Inside Mortgage Finance. Forecasted originations: Average of Mortgage Bankers Association (10/17/21), Fannie Mae (10/11/21), and Freddie Mac (10/15/21) forecasts. (2) Freddie Mac Primary Mortgage Market Survey. 3.14% as of 10/28/21. (3) Bloomberg: Difference between Freddie Mac Primary Mortgage Market Survey and the 30-Year Fannie Mae or Freddie Mac Par Coupon (MTGEFNCL) Index. (4) Inside Mortgage Finance

IMPACTS OF RECENT FHFA ANNOUNCEMENTS RECENTLY ANNOUNCED CHANGE FROM FHFA WHAT IT MEANS FOR PENNYMAC Issued a notice of proposed rulemaking to amend regulatory capital framework for the GSEs (1) More favorable GSE capital treatment for CRT. Fannie Mae has completed a new CAS transaction. Future of lender risk share still uncertain. Suspended the GSEs’ 7% limit on the acquisition of second homes and investment properties(2) Greater liquidity and competition for investor loans. PMT has flexibility to determine best execution for loans between private label securitization and Agency delivery for investor loans. Suspended the $1.5 billion annual cash window limit(2) Increased availability of liquidity from the GSEs, increasing competitive dynamic. PMT remains attractive to correspondent sellers seeking to sell whole loans servicing-released. Suspended the GSEs’ 3% and 6% limits on the acquisition of refinance and purchase loans, respectively, with layered risk(2) Limited impact for PMT (1) https://www.fhfa.gov/Media/PublicAffairs/Pages/FHFA-Issues-Notice-of-Proposed-Rulemaking-to-Amend-the-Enterprise-Regulatory-Capital-Framework.aspx (2) https://www.fhfa.gov/Media/PublicAffairs/Pages/FHFA-and-Treasury-Suspending-Certain-Portions-of-the-2021-Preferred-Stock-Purchase-Agreements.aspx PMT’s business model is unique with organic investment creation positioning it for attractive long-term returns; competitive environment expected to impact near-term results

SUCCESSFUL CAPITAL DEPLOYMENT INTO ATTRACTIVE NEW INVESTMENTS Year-to-date, $925 million of net new investments in MSRs and private label securitizations… …more than offset $836 million in runoff from prepayments on CRT assets.

RUN-RATE RETURN POTENTIAL FROM PMT’S INVESTMENT STRATEGIES Note: This slide presents estimates for illustrative purposes only, using PMT’s base case assumptions (e.g., for credit performance, prepayment speeds, financing economics, and loss treatment for CRT transactions as described on slide 15), and does not contemplate fair value changes other than realization of cash flows and hedge costs, or significant changes or shocks to current market conditions. Actual results may differ materially.  (1) Equity allocated represents management’s internal allocation. Certain financing balances and associated interest expenses are allocated between investments based on management’s assessment of target leverage ratios and required capital or liquidity to support the investment. (2) ROE calculated as a percentage of segment equity (3) ROE calculated as a percentage of total equity Represents the average annualized return and quarterly earnings potential PMT expects from its strategies over the next four quarters Reflects a moderation of performance expectations for current strategies, in particular in the near term CRT return potential reflects credit spreads that have tightened Impact of continued elevated prepayment speeds on interest rate sensitive strategies Heightened competition in correspondent production to acquire conventional loans expected to result in lower volumes and margins Excludes potential contributions from new products under exploration, such as new investments in CRT or the introduction of new products other than investor loans PMT’s forecast for taxable income continues to support the common dividend at its current level of $0.47 per share

MORTGAGE INVESTMENT ACTIVITIES

CORRESPONDENT PRODUCTION HIGHLIGHTS Note: May not sum due to rounding (1) For government loans, PMT earns a sourcing fee and interest income for its holding period and does not pay a fulfillment fee to PFSI (2) Conventional conforming interest rate lock commitments (3) Based on funded loans subject to fulfillment fees (1) Correspondent acquisitions in 3Q21 totaled $44.0 billion in UPB, down 6% Q/Q and down 1% Y/Y 65% conventional loans; 35% government loans Conventional conforming acquisitions of $28.6 billion in UPB, down 6% Q/Q and up 5% Y/Y Government acquisitions of $15.4 billion in UPB, down 5% Q/Q and 9% Y/Y(1) Conventional lock volume was $29.4 billion in UPB, down 3% Q/Q and 14% Y/Y(2) PennyMac remains the largest correspondent aggregator in the U.S. Purchase volume in 3Q21 was a record $28.9 billion, up from $27.4 billion in 2Q21 and $21.5 billion in 3Q20 October correspondent acquisitions totaled $12.9 billion in UPB; locks were $11.5 billion in UPB Correspondent Production Volume and Mix (UPB in billions)

MSR assets were $2.8 billion as of September 30th, up from $2.6 billion at June 30th, 2021 Driven by newly originated MSR investments of $425 million resulting from strong conventional production volumes partially offset by prepayments and fair value declines UPB associated with MSR investments increased to $212.1 billion from $198.5 billion at June 30, 2021 TRENDS IN MSR INVESTMENTS MSR Investments ($ in millions)

HEDGING APPROACH CENTRAL TO PMT’S INTEREST RATE SENSITIVE INVESTMENTS PMT seeks to manage interest rate risk exposure on a “global” basis, recognizing interest rate sensitivities across its investment strategies In 3Q21, MSR fair value decreased $63 million(1), comprised of: $64 million in fair value gains due to increases in interest rates $56 million in valuation losses due to FHFA’s elimination of the Adverse Market Refinance Fee, which increased the population of loans that would benefit from a refinance $70 million in other valuation losses, primarily due to elevated levels of prepayment activity and increases to short-term prepayment projections $95 million decline in fair value of Agency MBS and interest rate hedges, comprised of: $80 million in fair value declines on Agency MBS and interest rate hedges driven by increases in interest rates $15 million in declines due to hedge costs MSR and ESS Valuation Changes and Offsets ($ in millions) (1) Before recognition of realization of cash flows

TRENDS IN PMT'S INVESTMENTS IN GSE CREDIT RISK TRANSFER (CRT) UPB and fair value of CRT investments declined Q/Q as overall prepayment activity remains elevated 60+ day delinquency rate declined Q/Q as the overall number of delinquent loans decreased faster than the decline in UPB Cumulative lifetime losses decreased due to losses reversed related to L Street Securities 2017-PM1 – see slide 15 (1) The fair value of CRT investments is reflected on PMT’s balance sheet as deposits securing CRT arrangements, and derivative and credit risk transfer strip assets or liabilities, net of the interest-only security payable. Presented here on a pro forma basis that also includes the face amount of firm commitment to purchase CRT securities for each period shown. (2) FICO and LTV metrics at origination for the population of loans remaining as of the date presented. Delinquent loans includes delinquent loans on forbearance plans. CRT Investments(1) ($ in millions)

A variety of loss mitigation strategies are utilized to assist delinquent borrowers and because our scheduled loss transactions trigger a loss if a borrower becomes 180 days or more delinquent, we have deployed additional loss mitigation resources and provided assistance to borrowers at risk of breaching that threshold A COVID-19 payment deferral(2) has been the most common method of exiting forbearance to date Under this program, a borrower defers the amount owed to the end of the loan term and is deemed to be current, and agrees to resume making regular monthly mortgage payments Faster prepayment speeds benefit PMT’s CRT investments as payoffs of the associated loans reduce potential for realized losses PERFORMANCE UPDATE AND LOSS MITIGATION ACTIVITY RELATED TO PMT’S CRT INVESTMENTS (1) As of September 30, 2021 (2) See https://www.fanniemae.com/here-help-homeowners/introducing-covid-19-payment-deferral PMTT1-3: If all presently delinquent loans proceeded unmitigated to 180 days or more delinquent, additional losses incurred would be approximately $18 million(1) L Street Securities 2017-PM1: $17 million in net losses reversed in 3Q21; $24 million of losses reversed more than offset $7 million in additional realized losses The majority of the remaining losses have the potential to reverse if the payment status of the related loan is reported as current after the conclusion of a CARES Act forbearance; as a result, the fair value exceeds the face amount We estimate an additional $20 million of these losses were eligible for reversal as of September 30th subject to review by Fannie Mae; we expect this amount to increase as additional borrowers exit forbearance and reperform We estimate that only $9 million of the $65 million in losses-to-date at September 30th had no potential for reversal

FINANCIAL RESULTS

Note: Amounts may not sum exactly due to rounding (1) Income contribution and the annualized return on equity calculated net of any direct expenses associated with investments (e.g., loan fulfillment fees and loan servicing fees), but before tax expenses. Some of the income associated with the investment strategies may be subject to taxation. (2) Categorization of income as market-driven value changes based on management assessment. Income excluding market-driven value changes does not represent REIT taxable income. (3) Equity allocated represents management’s internal allocation. Certain financing balances and associated interest expenses are allocated between investments based on management’s assessment of target leverage ratios and required capital or liquidity to support the investment. (4) ROE calculated as a percentage of total equity THIRD QUARTER RESULTS AND RETURN CONTRIBUTIONS BY STRATEGY

PERFORMANCE OF THE GSE CREDIT RISK TRANSFER INVESTMENTS IN 3Q21

APPENDIX

CURRENT MARKET ENVIRONMENT AND MACROECONOMIC TRENDS

Average 30-year fixed rate mortgage[1]


5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
3.02%
3.01%
12/31/17
3/31/18
6/30/18
9/30/18
12/31/18
3/31/19
6/30/19
9/30/19
12/31/19
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21
6/30/21
9/30/21

10-year Treasury Bond Yield[2]


4.0%
3.0%
2.0%
1.0%
0.0%
1.47%
1.49%
12/31/17
3/31/18
6/30/18
9/30/18
12/31/18
3/31/19
6/30/19
9/30/19
12/31/19
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21
6/30/21
9/30/21

Macroeconomic Metrics[3]

	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21
10-year Treasury bond yield	0.68%	0.91%	1.74%	1.47%	1.49%
2/10 year Treasury yield spread	0.56%	0.79%	1.58%	1.22%	1.21%
30-year fixed rate mortgage	2.90%	2.67%	3.17%	3.02%	3.01%
Secondary mortgage rate	1.42%	1.34%	1.97%	1.87%	1.97%
U.S. home price appreciation (Y/Y % change)	7.0%	10.4%	13.3%	18.7%	18.5%
Residential mortgage originations (in billions)	$1,155	$1,265	$1,305	$1,230	$1,195

Footnotes

(1) Freddie Mac Primary Mortgage Market Survey. 3.14% as of 10/21/21

(2) U.S. Department of the Treasury. 1.58% as of 10/8/21

(3) 10-year Treasury bond yield and 2/10 year Treasury yield spread: Bloomberg.
Average 30-year fixed rate mortgage: Freddie Mac Primary Mortgage Market Survey.
Average secondary mortgage rate: 30-Year FNCL Par Coupon Index (MTGEFNCL), Bloomberg.
U.S. home price appreciation: S&P CoreLogic Case-Schiller U.S. National Home Price NSA Index (SPCSUSA). Data is as of 8/31/21.
Residential mortgage originations are for the quarterly period ended. Source: Inside Mortgage Finance.

20

HISTORICAL EARNINGS, DIVIDENDS AND BOOK VALUE PER SHARE Repurchased 18.4 million common shares from 3Q15 through 3Q21 Issued 39.2 million common shares through underwritten common equity offerings and our ATM program in 2019 and 2020 (1) (1) At period end (2) Return on average common equity is calculated based on annualized quarterly net income attributable to common shareholders as a percentage of monthly average common equity during the period ROE(2): 14% 10% -119% 103% 19% 15% 13% 6% -9%

PMT’S INVESTMENT ACTIVITY BY STRATEGY DURING THE QUARTER Credit Sensitive Strategies Interest Rate Sensitive Strategies ($ in millions) (1) The fair value of CRT investments is reflected on PMT’s balance sheet as deposits securing CRT arrangements, and derivative and credit risk transfer strip assets or liabilities, net of the interest-only security payable. (2) As discussed in Note 6 – Variable Interest Entities to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, we consolidate the assets and liabilities in the trust that issued the subordinate bonds. Accordingly, this investment is shown as Loans at fair value and Asset-backed financing of variable interest entities on our consolidated balance sheet. Net new investments includes the purchase of subordinate bonds from securitizations of investor loans totaling $548 million. (3) REO = Real estate acquired in settlement of loans. Net new investments reflect sales in performing and non-performing loans as a part of PMT’s strategy to exit the investments. Includes $10.5 million in carrying value of REO at 9/30/21. (4) MBS = Mortgage-backed securities. Net new investments represents rebalancing of the MBS portfolio (considered along with to be announced (TBA) hedges in managing PMT’s interest rate risk) and runoff. (5) Net new investments represents new investments net of sales, liquidations, and runoff

INTEREST RATE SENSITIVE STRATEGIES DESIGNED TO MITIGATE INTEREST RATE VOLATILITY Principal component analysis based shocks in interest rates (in bps) % change in PMT’s shareholders’ equity (1) (2) (3) Gain in value with increasing rates Gain in value with decreasing rates MSRs Agency MBS Interest Rate Hedges PMT’s interest rate risk exposure is managed on a “global” basis Multiple mortgage-related investment strategies with complementary interest rate sensitivities Utilization of financial hedge instruments Contributes to stability of book value (1) Includes loans acquired for sale and IRLCs, net of associated hedges, Agency and Non-Agency MBS assets (2) Includes MSRs, CRT, and Hedges which includes or may include put and call options on MBS, Eurodollar futures, Treasury futures, and Exchange-traded swaps (3) Net Exposure represents the net position of the “Long” Assets and the MSRs/CRT and Hedges Estimated Sensitivity to Changes in Interest Rates at 9/30/21

SERVICING TRENDS – DELINQUENCIES & ADVANCES FOR PMT’S MSR PORTFOLIO In PMT’s conventional MSR portfolio, approximately 59,000 borrowers have been enrolled in a forbearance plan related to COVID-19 Through September 30th, approximately 52,000 borrowers have exited or are in the process of exiting their forbearance plan including those borrowers that have paid-in-full Servicing advances were approximately $89 million at September 30, 2021, and $88 million at June 30 No P&I advances are outstanding as prepayment activity remains sufficient to cover the GSEs’ remittance obligations Of the 0.3% reduction in forbearance related to re-performing loans: 0.2% were Payment Deferral Options 0.1% were or became current Note: Figures may not sum due to rounding (1) Delinquency and forbearance data based on loan count (i.e. not UPB). As of 9/30/21, 30+ day delinquency units amounted to 12,809, forbearance units amounted to 6,683, total portfolio units were 800,155, and portfolio UPB was $212.1 billion. (2) Forbearance outcomes based on loan count as a percentage of beginning period loans in forbearance. Beginning period forbearance Ending period forbearance 30+ Day Delinquency Rate and Forbearance Trend(1) Forbearance Outcomes(2)

MSR ASSET VALUATION Mortgage Servicing Rights (1) Weighted average

RETURN ON EQUITY CONTRIBUTION OF THE GSE CREDIT RISK TRANSFER INVESTMENTS (1) Equity allocated represents management’s internal allocation across segments and investment strategies ($ in millions) Annualized Return on Average CRT Equity Average CRT Equity(1)

CREDIT RISK TRANSFER – BALANCE SHEET TREATMENT Current outstanding UPB of loans delivered to the CRT SPVs and sold to Fannie Mae or delivered subject to agreements to purchase REMIC CRT securities Current cash collateralizing guarantee included in “Deposits securing credit risk transfer arrangements” Represents the fair value of expected future cash inflows related to assumption of credit risk net of expected future losses Fair value of non-recourse liability issued by CRT trusts; represents value of interest-only payment after the maturity of PMT’s investments

CRT FINANCING SUMMARY Term notes do not contain mark-to-market provisions Increased losses on CRT investments are not expected to accelerate amortization of the term notes Earliest maturity is March 2022; all notes contain optional two-year extensions, except $375 million of 2-year term notes due December 2022 Exercising the optional extensions would result in a coupon increase of 100 basis points

ASSESSMENT OF LOSS VARIES BY TRANSACTION FOR PMT’S CRT INVESTMENTS (1) Fannie Mae has published clarification that the COVID-19 pandemic is a casualty event. Source: https://www.fanniemae.com/portal/funding-the-market/credit-risk/news/covid19-casualty-event-050120.html

PMT’S INVESTMENTS IN GSE CREDIT RISK TRANSFER (1) FICO and LTV metrics at origination (2) Losses due to liquidation of reference pool collateral. Losses in L Street Securities 2017-PM1 have potential for reversal – see slide 15 for additional details. (3) Interest reduction due to modification of reference pool collateral (4) Loans eligible for loss reversal are included as of 9/30/21 (5) Losses included for loans eligible for reversal as of 9/30/21 (UPB in billions)

CORRESPONDENT PRODUCTION ACQUISITIONS AND LOCKS BY PRODUCT Note: Figures may not sum exactly due to rounding (1) PMT sells government-insured or guaranteed loans that it purchases from correspondent sellers to PennyMac Loan Services, LLC. and earns a sourcing fee and interest income for its holding period; PMT does not pay a fulfillment fee for government-insured or guaranteed loans.